Exhibit 32.2



           CERTIFICATION OF PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Annual Report on Form 10-K/A of ecoTECH Energy Group, Inc., a Nevada corporation (the "Company") for the year ended December 31, 2011, I, Rolf A. Eugster, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) The information contained in the report fairly presents, in all material respects, the financial condition of the Company.



/s/ Rolf A. Eugster
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Rolf A. Eugster
Chief Financial Officer
(Principal Financial and Accounting Officer)

August 22, 2012